                                                                     EXHIBIT 1.2


                         AAMES CAPITAL ACCEPTANCE CORP.

                       Mortgage Pass-Through Certificates

                                PRICING AGREEMENT


                                                                    May 22, 1998


Prudential Securities Incorporated,
  as Representative of the several Underwriters
  named in Schedule I hereto
        c/o Prudential Securities Incorporated
            One New York Plaza, 17th Floor
            New York, New York  10292



Ladies and Gentlemen:

        Aames Capital Acceptance Corp. (the "Company") proposes, subject to the terms and condition stated herein and the Underwriting Agreement, dated May 22, 1998 (the "Underwriting Agreement"), between the Company and Prudential Securities Incorporated, as underwriter and as Representative (in such capacity, the "Representative" of the several underwriters named in Schedule I hereto (together with the Representative, the "Underwriters"), to issue and sell to the Underwriters the series of mortgage pass-through certificates specified in
Schedule II hereto (the "Certificates"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Certificates. Each reference to Representative contained in the Underwriting Agreement shall be deemed to refer to the Representative named herein. Unless otherwise defined herein, terms in the Underwriting Agreement are used herein as therein defined.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Certificates in the form heretofore delivered to you is now proposed to be filed or, in the case of a supplement, mailed for filing with the Commission.

        Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and


                                   Annex A-1
the Underwriters, severally and not jointly, agree to purchase from the Company, at the time and at the purchase price set forth in Schedule II hereto, the aggregate amount of each Class of Certificates set forth opposite the name of such Underwriter set forth in Schedule I hereto plus, in the case of the Fixed Rate Group Certificates, accrued interest at the applicable Pass-Through Rate from June 1, 1998.


                                   Annex A-2

        If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Company.

                                 Very truly yours,

                                 AAMES CAPITAL ACCEPTANCE CORP.


                                 By:  /s/ Mark E. Elbaum
                                    ------------------------------------------
                                    Name:   Mark E. Elbaum
                                    Title:    Senior Vice President-Finance

CONFIRMED AND ACCEPTED,
as of the date first above written:

PRUDENTIAL SECURITIES INCORPORATED


By:  /s/ Mary Alice Kohs
     -------------------------------
     Name:  Mary Alice Kohs
     Title:    Vice President

           For itself and as
           Representative of the several
           Underwriters named in
           Schedule I hereto


                                   Annex A-3

                                   SCHEDULE I


                             Principal             Principal           Principal            Principal            Principal
                             Amount of             Amount of           Amount of            Amount of            Amount of
                            Class A-1F            Class A-2F          Class A-3F           Class A-4F           Class A-5F
Underwriter                Certificates          Certificates        Certificates         Certificates         Certificates
                            ----------            ---------           ----------           ----------           ----------
Prudential
Securities
Incorporated                49,500,000            7,000,000           28,000,000           14,500,000           13,500,000

Donaldson, Lufkin
& Jenrette
Securities
Corporation                 16,500,000            2,333,334            9,333,334            4,833,334            4,500,000

Lehman Brothers
Inc.                        16,500,000            2,333,334            9,333,334            4,833,334            4,500,000

NationsBanc
Montgomery
Securities LLC              16,500,000            2,333,334            9,333,334            4,833,334            4,500,000


                              Principal            Principal           Principal             Principal
                              Amount of            Amount of           Amount of             Amount of
                             Class A-6F           Class A-IO          Class A-1A            Class M-1A
Underwriter                 Certificates         Certificates        Certificates          Certificates
                             ----------           ----------          -----------           ----------
Prudential
Securities
Incorporated                 12,500,000           12,500,000          138,750,000           18,750,000

Donaldson, Lufkin
& Jenrette
Securities
Corporation                   4,166,667            4,166,667           46,250,000            6,250,000

Lehman Brothers
Inc.                          4,166,667            4,166,667           46,250,000            6,250,000

NationsBanc
Montgomery
Securities LLC                4,166,667            4,166,667           46,250,000            6,250,000

                           Principal           Principal
                           Amount of           Amount of
                           Class M-2A          Class B-1A
Underwriter               Certificates        Certificates
                          ------------        ------------
Prudential
Securities
Incorporated               15,937,500          14,062,500

Donaldson, Lufkin
& Jenrette
Securities
Corporation                 5,312,500           4,687,500

Lehman Brothers
Inc                         5,312,500           4,687,500

NationsBanc
Montgomery
Securities LLC              5,312,500           4,687,500

                                   SCHEDULE II


Registration Statement No. 333-21219
  Base Prospectus December 16, 1997
  Prospectus Supplement dated June 15, 1998
Mortgage Pass-Through Certificates, Series 1998-B

         Title of Certificates:                Class A-1F

                 Amount of Certificates:       $99,000,000
                 Pass-Through Rate:            6.325%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.
                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-2F

                 Amount of Certificates:       $14,000,000
                 Pass-Through Rate:            6.210%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.
                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-3F

                 Amount of Certificates:       $56,000,000
                 Pass-Through Rate:            6.335%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998

                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-4F

                 Amount of Certificates:       $29,000,000
                 Pass-Through Rate:            6.475%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-5F

                 Amount of Certificates:       $27,000,000
                 Pass-Through Rate:            6.890%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-6F

                 Amount of Certificates:       $25,000,000
                 Pass-Through Rate:            6.455%
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-IO

                 Amount of Certificates:       $25,000,000
                 Pass-Through Rate:            5.00% on any Distribution Date before July
                                               2001; thereafter 0.0%.

                 Purchase Price Percentage:    99.017%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

                 Insurer:                      Financial Security Assurance Inc.

         Title of Certificates:                Class A-1A

                 Amount of Certificates:       $277,500,000
                 Pass-Through Rate:            LIBOR + 0.165% with respect to each Interest
                                               period preceding the Clean-up Call Date and
                                               LIBOR + 0.33% thereafter.
                 Purchase Price Percentage:    99.75%

                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $25,000.00 and integral multiples of $1.00 in
                                               excess thereof.

         Title of Certificates:                Class M-1A

                 Amount of Certificates:       $37,500,000
                 Pass-Through Rate:            LIBOR + 0.35% with respect to each Interest
                                               period preceding the Clean-up Call Date and
                                               LIBOR + 0.525% thereafter.
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998

                 Denominations:                $25,000.00 and integral multiples of $1.00 in
                                               excess thereof.

         Title of Certificates:                Class M-2A

                 Amount of Certificates:       $31,875,000
                 Pass-Through Rate:            LIBOR + 0.56% with respect to each Interest
                                               period preceding the Clean-up Call Date and
                                               LIBOR + 0.84% thereafter.
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $1,000.00 and integral multiples of $1.00 in
                                               excess thereof.

         Title of Certificates:                Class B-1A

                 Amount of Certificates:       $28,125,000
                 Pass-Through Rate:            LIBOR + 1.17% with respect to each Interest
                                               period preceding the Clean-up Call Date and
                                               LIBOR + 1.755% thereafter.
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $25,000.00 and integral multiples of $1.00 in
                                               excess thereof.

         Title of Certificates:                Class B-1A

                 Amount of Certificates:       $28,125,000
                 Pass-Through Rate:            LIBOR + 1.17% with respect to each Interest
                                               period preceding the Clean-up Call Date and
                                               LIBOR + 1.755% thereafter.
                 Purchase Price Percentage:    99.75%
                 Cut-off Date:                 June 1, 1998
                 Closing:                      June 18, 1998
                 Denominations:                $25,000.00 and integral multiples of $1.00 in
                                               excess thereof.